UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

February 3, 2026
Date of Report (Date of earliest event reported)
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CAPITAL ONE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware		001-13300	54-1719854
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)
1680 Capital One Drive,
McLean,	Virginia		22102
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (703) 720-1000
(Not applicable)
(Former name or former address, if changed since last report)
____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock (par value $.01 per share)	COF	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series I	COF PRI	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series J	COF PRJ	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series K	COF PRK	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series L	COF PRL	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series N	COF PRN	New York Stock Exchange
1.650% Senior Notes Due 2029	COF29	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On February 3, 2026, the Compensation Committee (the “Committee”) and the independent members of the Board of Directors (the “Independent Directors”) of Capital One Financial Corporation (the “Company”) approved the 2026 compensation plans for Mr. Richard D. Fairbank, the Company’s Chairman and Chief Executive Officer, and the Company’s other current executives who are named executive officers (the “Named Executive Officers”). Consistent with the Company’s long-standing practice, the compensation plans take effect immediately and are designed to directly link Mr. Fairbank’s and the other Named Executive Officers’ compensation with the Company’s performance over multiple time horizons and to align their interests with the interests of the Company’s stockholders. In addition, the Committee and the Independent Directors approved incentive awards to Mr. Fairbank and the other Named Executive Officers for the 2025 performance year.
2025 Chief Executive Officer Compensation

In February 2025, the Committee and the Independent Directors approved a 2025 compensation plan for Mr. Fairbank that included an up front award of restricted stock units ("RSUs") and the opportunity to receive a year-end incentive award in early 2026 based on the Company’s actual performance in 2025. Any such award would consist of performance share awards, and also could consist of deferred cash, an equity-based award, or both. The Committee’s and the Independent Directors’ determination regarding whether to make the year-end incentive award, the form of the awards and the value of the awards, was based on a qualitative evaluation of multiple factors, and all awards are completely at-risk based on the Company’s performance. On February 3, 2026, after evaluating the Company’s performance in 2025, the Committee and the Independent Directors approved a $40 million total pay package for Mr. Fairbank for performance year 2025, which consists of:

•An award of RSUs with a grant date value of $2.5 million, which was granted to Mr. Fairbank at the beginning of the performance year on February 4, 2025 (as previously disclosed), and
•A year-end incentive award totaling $37.5 million. The year-end incentive awards consist of:
1.Performance share awards with an approximate aggregate value of $24.8 million (“CEO Performance Shares”), under which Mr. Fairbank may receive from 0% to 150% of a total target number of 111,043 shares of the Company’s common stock based on the Company’s performance over the three-year performance period from January 1, 2026 through December 31, 2028 (“Performance Period”). Approximately $22.1 million of the CEO Performance Shares (the “Financial PSUs”) will vest based on the Company’s performance against a combination of two metrics: Common Dividends plus Growth of Tangible Book Value per share (“Growth of Shareholder Value”) and Adjusted Return on Tangible Common Equity (“Adjusted ROTCE”) and approximately $2.7 million of the CEO Performance Shares will vest based entirely on the Company’s total shareholder return (“TSR”) relative to the Company’s peers over the Performance Period (the “TSR PSUs”), as previously described in the Proxy Statement for the 2025 Annual Stockholder Meeting (the “2025 Proxy Statement”). Each of the relevant performance metrics will be assessed relative to a peer group consisting of companies in the KBW Bank Sector index, excluding custody banks. After the end of the Performance Period, the Committee will certify the Company’s performance and issue the corresponding number of shares of the Company’s common stock, if any, for the performance share awards.
2.A deferred cash bonus in the amount of $6.7 million. The deferred cash bonus is mandatorily deferred for three years into the Company’s Voluntary Non-Qualified Deferred Compensation Plan and will pay out in the first calendar quarter of 2029.
3.A grant of 26,865 RSUs with a grant date value of $6.0 million. The RSUs will vest in full on February 15, 2029, and settle in cash based on the Company’s average stock price over the fifteen trading days preceding the vesting date. The RSUs are subject to the same performance-based vesting provisions as described in the 2025 Proxy Statement with respect to the cash-settled RSUs granted to Mr. Fairbank in February 2025.

2026 Compensation Plan for the Chief Executive Officer

On February 3, 2026, the Committee and the Independent Directors approved a structure for Mr. Fairbank’s 2026 compensation plan that consists of an equity-based award in the form of RSUs and an opportunity to receive a year-end incentive award in early 2027 based on the Company’s actual performance in 2026. Similar to Mr. Fairbank’s 2025 plan, the awards provided for under the 2026 plan are completely at-risk based on the Company’s performance, with payout opportunities deferred for three years. As in previous compensation plans for Mr. Fairbank, the 2026 compensation plan does not provide for a cash salary.

Under the plan, on February 3, 2026, the Committee and the Independent Directors granted Mr. Fairbank 11,194 RSUs with a grant date value of $2.5 million that will vest in full on February 15, 2029 and settle in cash based on the Company’s average stock price over the fifteen trading days preceding the vesting date.

Mr. Fairbank also has an opportunity to receive a year-end incentive award in early 2027 based on the Company’s actual performance in 2026 and Mr. Fairbank's contributions to such performance, solely at the discretion of the Committee and the Independent Directors. Any such award (a) will consist of performance share awards under which he may receive from 0% to 150% of a target number of shares of the Company’s common stock based on the Company’s performance over the three year period from January 1, 2027 through December 31, 2029, and (b) may also consist of deferred cash, an equity-based award, or both. The Committee and the Independent Directors will have sole discretion on whether to make the year-end incentive award, the form of the awards and the value of the awards. The Committee and the Independent Directors will base these determinations on a qualitative evaluation of multiple factors, and any such awards will be completely at-risk based on the Company’s performance.
2025 Incentive Awards for the Named Executive Officers Other Than the Chief Executive Officer

On February 3, 2026, the Committee and the Independent Directors granted the Named Executive Officers, other than Mr. Fairbank, awards that consisted of a cash incentive award, stock-settled RSUs, and performance shares in recognition of the Company’s and the executives’ performance in 2025. The terms and conditions of the cash incentive and equity awards are substantially the same as the awards granted to the Named Executive Officers, as described in the 2025 Proxy Statement. Specifically, the stock-settled RSUs are subject to the same performance-based vesting provisions as described in the 2025 Proxy Statement with respect to the stock-settled RSUs granted to the Named Executive Officers in February 2025. The number of performance shares earned at vesting is based on relative performance and absolute performance measures, as described in the 2025 Proxy Statement with respect to the performance shares granted to the Named Executive Officers in February 2025.
2026 Compensation Plan for the Named Executive Officers Other Than the Chief Executive Officer

On February 3, 2026, the Committee and the Independent Directors approved a 2026 compensation plan for the Named Executive Officers, other than Mr. Fairbank. The total target compensation for 2026 for such other Named Executive Officers ranges between $6.0 million and approximately $8.0 million and consists of:

1.Approximately 20% of the total target compensation for each Named Executive Officer will be paid as regular cash salary throughout the performance year.

2.Approximately 25% of the total target compensation for each Named Executive Officer will consist of an opportunity to receive a cash incentive award in early 2027. The amount of any such cash incentive award will be determined solely in the discretion of the Committee and the Independent Directors based on a variety of company performance factors assessing the Company’s actual performance in 2026.

3.The remaining approximately 55% of the total target compensation for each Named Executive Officer is expected to consist of equity incentive awards in the form of (a) restricted stock units that settle in shares of the Company’s common stock and (b) performance share awards under which they may receive from 0% to 150% of a target number of shares of the Company’s common stock based on the Company’s performance over the three year period from January 1, 2027 through December 31, 2029. The equity awards, if any, will be granted to the Named Executive Officers in early 2027 solely in the discretion of the Committee and the Independent Directors and will be completely at-risk based on the individual executive’s performance in 2026.

Cash Severance Policy

On February 3, 2026, the Committee and the Independent Directors adopted an Executive Officer Cash Severance Policy (the “Cash Severance Policy”), effective as of March 1, 2026. The Cash Severance Policy provides that the Company will not enter into any new employment agreement or severance agreement with any Named Executive Officer or establish any new severance plan or policy covering any Named Executive Officer that provides for cash severance benefits exceeding 2.99 times the sum of the executive’s Base Salary plus Target Bonus (as such terms are defined in the Cash Severance Policy), without seeking stockholder ratification of such agreement, plan, or policy.

The foregoing summary of the Cash Severance Policy does not purport to be complete and is qualified in its entirety by reference to the full text of the Cash Severance Policy, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference

Executive Change of Control Severance Plan

On February 3, 2026, the Committee and the Independent Directors adopted the Capital One Financial Corporation Executive Change of Control Severance Plan (the “COC Plan”), effective as of March 1, 2026. The COC Plan provides severance benefits to eligible officers and management employees who are designated as Eligible Employees under the circumstances described below. Each of the Company’s Named Executive Officers has been designated as an Eligible Employee as Tier 1 (for our Chief Executive Officer) or Tier 2 (for all other Named Executive Officers). Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the COC Plan.

Effective March 1, 2026, an Eligible Employee whose employment is terminated by the Company without Cause, or who resigns for Good Reason, during a Change of Control Protection Period will be entitled to receive severance benefits, subject to executing a general release of claims in favor of the Company and certain other conditions. Severance benefits under the COC Plan include: (i) a cash severance payment equal to 2.5 times (for the Chief Executive Officer) or 2 times (for other Named Executive Officers) the sum of the applicable executive’s Base Salary and Target Annual Bonus for the year of termination, (ii) any earned but unpaid annual bonus for the calendar year that ended on or preceding the date of termination, (iii) pro-rated annual bonus for any partial performance period, and (iv) a cash amount equal to the cost of continued COBRA health benefits for two years post-termination.

Each of the Named Executive Officers is expected to execute a Participation Agreement and become eligible for benefits under the COC Plan. The COC Plan supersedes all prior agreements, practices, policies, procedures and plans relating to severance benefits payable to Named Executive Officers, including the Change of Control Employment Agreements previously entered into between the Company and each of the Named Executive Officers.

This summary of the COC Plan does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the COC Plan and form of Participation Agreement thereunder filed as Exhibit 10.2 to this Current Report on Form 8-K, which are incorporated herein by reference.

Amended & Restated Executive Severance Plan

On February 3, 2026, the Committee and the Independent Directors approved an amendment and restatement of the Capital One Financial Corporation Executive Severance Plan (the “Original Executive Severance Plan”), effective as of March 1, 2026 (as amended and restated, the “A&R Executive Severance Plan”). The A&R Executive Severance Plan provides severance benefits to eligible associates (including our Named Executive Officers, other than the Chief Executive Officer) who have been involuntarily terminated due to restructuring or poor performance (an “Involuntary Termination” as defined in the A&R Severance Plan). Each Named Executive Officer other than the Chief Executive Officer is eligible to participate in the A&R Executive Severance Plan.

Under the changes in the A&R Executive Severance Plan, Named Executive Officers other than the Chief Executive Officer will be eligible to receive upon their Involuntary Termination a lump sum cash payment equal to the Named Executive Officer’s (i) annual base salary and (ii) target annual bonus, subject to the executive executing a general release of claims in favor of the Company and certain other conditions.

All other material terms of the Original Executive Severance Plan, including elements of the severance benefits, such as the severance bonus, outplacement, retraining and educational assistance, and subsidized COBRA coverage remain unchanged under the A&R Executive Severance Plan. The A&R Executive Severance Plan also incorporates previous amendments to the Original Executive Severance Plan and makes other administrative changes.

The foregoing summary of the A&R Executive Severance Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R Executive Severance Plan, a copy of which is filed as Exhibit 10.3 hereto and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Capital One Financial Corporation Executive Officer Cash Severance Policy
10.2	Capital One Financial Corporation Executive Change of Control Severance Plan
10.3	Amended and Restated Capital One Financial Corporation Executive Severance Plan
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FINANCIAL CORPORATION

Date: February 6, 2026	By:	/s/ Matthew W. Cooper
Matthew W. Cooper
General Counsel and Corporate Secretary

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